FEE ASSUMPTION AGREEMENT


THIS AGREEMENT ("Agreement") is made and entered as of the date set forth below, by and between W. A. STOKES, and individual resident of the sate of South Carolina ("Stokes"), COMMODITY EXPRESS TRANSPORTATION, INC., a South Carolina corporation ("Commodity"), POWER2SHIP, INC., a Nevada corporation ("Power2Ship" or the "Company"), CHAPMAN ASSOCIATES with headquarters offices in Schaumburg, IL ("Chapman") and T. V. ADAMS, and individual resident of the State of North Carolina ("Adams"), together the parties ("Parties").

In consideration of the mutual promises and obligation contained herein the undersigned Parties agree as follows:

Chapman and Stokes entered into an agreement dated April 23, 2004 whereby Chapman was retained on a non-exclusive basis to sell the assets of Commodity, and Chapman, pursuant to said agreement, facilitated an agreement between Commodity and Power2Ship whereby an indirect wholly-owned subsidiary of Power2Ship ("P2S Subsidiary") agreed to purchase certain assets of Commodity pursuant to the terms of a mutual agreement ("Mutual Agreement") and various other related agreements between Commodity, P2S, P2S Subsidiary and Stokes.

The Mutual Agreement between P2S Subsidiary and Commodity, and the various other agreements between Commodity, P2S, P2S Subsidiary and Stokes have been consummated on the date hereof. Accordingly, Chapman has satisfactorily fulfilled its obligations under its agreement with Commodity and is entitled to its specified commission in the amount of $100,000.

Adams is the Managing Director of Chapman. Chapman has assigned said commission to Adams. Chapman has taken all corporate action necessary, and has obtained all consents and approvals, for the assignment of said commission to Adams, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, constitute the valid and binding obligation of Chapman, enforceable against Chapman to prove such assignment of the commission by Chapman to Adams.

Power2Ship hereby assumes from Commodity the obligation to pay Adams the earned commission of $100,000 and Adams hereby agrees to release Commodity from said commission obligation upon receipt of payment from Power2Ship.

In order to further facilitate the closing of the proposed transaction, Adams has further agreed with Power2Ship to accept from Power2Ship, at the sole discretion of Power2Ship, shares of its common stock ("Shares") and/or cash, or a combination thereof, with a total value as of the date hereof of $100,000 in full and complete satisfaction of this commission obligation, provided however, that any common stock conveyed to Adams hereunder shall be duly authorized and issued by Power2Ship in accordance with its charter and bylaws and, if not presently unrestricted and fully registered stock, shall have "piggyback" registration rights so that such shares shall be included in the shares of Powe2Ship to be registered in its next public offering pursuant to the federal securities laws and thereupon be fully registered and transferable. Any shares of Power2Ship issued to Adams hereunder shall be valued by calculating the median value between the closing bid and asked price for Power2Ship stock as traded on the OTCBB on the date hereof.

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Adams understands that the shares are being acquired from Power2Ship in a transaction pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended ("Act") and, in connection herewith, makes the representations contained on the attached Exhibit A hereto.

IN WITNESS WHEREOF, the undersigned parties have executed this agreement as of March 21, 2005.



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     W. A. Stokes

COMMODITY EXPRESS TRANSPORTATION, INC.

By:
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     W. A. Stokes, President

POWER2SHIP, INC.

By:
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     Richard Hersh, Chief Executive Officer


CHAPMAN ASSOCIATES

By:
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     T. V. Adams, Managing Director


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     T. V. Adams (WHO SHALL ALSO SIGN EXHIBIT A HERETO)

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                                    EXHIBIT A

In connection with the receipt of the Shares, Adams hereby represents, warrants, covenants and agrees as set forth below.

     1.     Purchase  Entirely  for Own Account. The Shares will be acquired for
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investment  for  Adams'  own  account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Adams has no present intention of selling, granting any participation in, or otherwise distributing the Shares or any portion thereof. Further, Adams does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to all or any portion of the Warrant Stock.

     2.     No  Securities  Act  Registration. Adams understands that the Shares
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have  not  been  registered  under  the  Securities Act of 1933, as amended (the
"Securities Act"), by reason of a specific exemption or specific exemptions from
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the registration provisions of the Securities Act which depend upon, among other things,  the  bona  fide nature of Adams' investment intent as expressed herein.

     3.     Restricted Securities. Adams acknowledges that, unless the Adams has
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been  advised  by the Company that a current registration statement is in effect covering the resale of the Shares, because the Shares have not been registered under the Securities Act, the Shares must be held by the Adams indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Adams is aware of the provision of Rule 144 promulgated under the Securities Act that permits the limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the satisfaction of having held the Shares for a certain duration of time, the availability of certain current public information about the Company, the sale being through a "broker's transaction" (as provided by Rule 144(f)), and the volume of shares sold not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)).

     4.     Accredited  and  Sophisticated Investor. Adams: (a) is an accredited
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investor  as  defined  in  Rule  501(a)  of  Regulation  D of the Securities and
Exchange Commission; (b)(i) either alone or with Adams's professional advisor or advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the Shares, (ii) either alone by reason of Adams' business or financial experience or together with Adams' professional advisor or advisors, has the capacity to protect Adams' interests in connection with acquisition of the Shares; and (c) is able to bear the economic risk of the investment in the shares, including a complete loss of the investment.

     5.     Opportunity  to  Ask Questions.  Adams has had an opportunity to ask
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questions  of  and  receive  answers  from  the  Company  or its representatives concerning the terms of Adams' investment in Shares, all such questions have been answered to the full satisfaction of Adams, and Adams has had the opportunity to request and obtain any additional information Adams deemed necessary to verify or supplement the information contained therein. Adams has reviewed and understands the disclosure provided in the Company's Form 10-KSB for the year end May 31, 2004 and the Company's Form 10-QSB for the quarters ended August 30, 2004 and November 30, 2004

     6.     Investment Risks.  Adams recognizes that an investment in the Shares
            ----------------
involves substantial risks, and is fully aware of and understands all of the risk factors related to the acquisition of the Shares. Adams has determined that the acquisition of the Shares is consistent with Adams's investment objectives. Adams is able to bear the economic risks of an investment in the Shares, and at the present time could afford a complete loss of such investment.

     7.     Limitation  on  Manner  of Offering.  The Shares were not offered to
            -----------------------------------
Adams  by  any  means  of  general  solicitation  or  general  advertising.

     8.     Tax  and  Other  Matters.  Adams  is not relying on the Company with
            ------------------------
respect to tax and other economic considerations involved in the acquisition of the Shares. Adams has carefully considered and has, to the extent Adams believes such discussion necessary, discussed with Adams' professional, legal, tax, accounting and financial advisors the suitability of an investment in the Shares for Adams's particular tax and financial situation and Adams has determined that the Shares are a suitable investment for him.

     9.     Restrictive  Legends.  Adams  understands that the Shares shall bear
            --------------------
one  or  more  of  the  following  restrictive  legends:

          (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS NOT REQUIRED"

          (b)  Any  legend  required  by  applicable  state  law.

     10.     Successors.  This  Exercise  Agreement  and the representations and
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warranties  contained  herein  shall  be  binding  upon  the  heirs,  executors, administrators, personal representatives and other successors of Adams and shall inure to the benefit of and be enforceable by the Company.

     11.     Address.  The  address,  telephone  number and facsimile number set
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forth  at  the  end  of  this  letter  are  Adams's  true  and  correct address.

     12.     Market Stand-Off.  Adams agrees that, during the period of duration
             ----------------
specified by the Company and an underwriter or underwriters of the common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, Adams will not, to the extent requested by the Company and such underwriter or underwriters, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by Adams at any time during such period except securities included in such registration, provided that:

     (a) all officers and directors of the Company enter into similar agreements; and

     (b) such market stand-off time period shall not exceed one hundred eighty (180) days.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities covered thereby until the end of such period.


                                  /s/ T.V. Adam
                                   ------------------------------------------
                                   T. V. Adam


                                  /s/ T.V. Adam
                                   ------------------------------------------
                                   (Signature)


                                   Address:
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                                   Telephone:
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                                   Social  Security  Number
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